Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JULY 14, 2021

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2021

SSGA GROWTH ETF PORTFOLIO

SSGA GROWTH AND INCOME ETF PORTFOLIO

Effective July 15, 2021, Timothy Furbush will no longer serve as a portfolio manager of the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio (collectively, the “Portfolios”), each a series of Brighthouse Funds Trust I. Effective July 15, 2021, Jeremiah Holly will serve as a portfolio manager of the Portfolios. As of June 30, 2021, Mr. Holly did not beneficially own any equity securities of the Portfolios. Effective July 15, 2021, the following changes are made to the statement of additional information of each Portfolio.

In the Portfolios’ Other Accounts Managed table in Appendix C, the information with respect to Mr. Furbush is deleted in its entirety and the following information is added:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jeremiah Holly, CFA[1]	Registered Investment Companies	32	$15,650,000,000	0	N/A
	Other Pooled Investment Vehicles	179	$185,810,000,000	0	N/A
	Other Accounts	326	$134,370,000,000	4	$240,000,000

[1]	Other Accounts Managed information is as of May 31, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE